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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): June 4, 2004


        IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
       Agreement, dated as of June 1, 2004 providing for the issuance of the IndyMac MBS, INC., IndyMac INDX Mortgage Loan Trust
           2004-AR2, Mortgage Pass-Through Certificates, Series 2004-
                                     AR2).

                                IndyMac MBS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

         Delaware                       333-102888             95-4791925
----------------------------------      ----------             ----------
 (State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)


155 North Lake Avenue
Pasadena, California                                  91101
--------------------                                  ---------
(Address of Principal                                 (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2004-AR2 (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1)

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1)




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.



                                            By:  /s/ Victor H. Woodworth
                                                 ------------------------
                                                 Victor H. Woodworth
                                                 Vice President



Dated: June 4, 2004


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                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP              5

8.1       Tax Opinion of Sidley Austin Brown & Wood LLP (included in
          Exhibit 5.1)                                                    5

23.1      Consent of Sidley Austin Brown & Wood LLP (included in
          Exhibits 5.1 and 8.1)                                           5